EXECUTION COPY

FOURTH AMENDMENT

          THIS FOURTH AMENDMENT dated as of April 24, 2006 (the "Amendment") relating to the Credit Agreement referenced below, is by and among NATIONSRENT COMPANIES, INC., a Delaware corporation (formerly known as NR HOLDINGS, INC.) the "Company"), NATIONSRENT, INC., a Delaware corporation ("NationsRent"), each of the other Subsidiaries of the Company and/or NationsRent identified on the signature pages hereto as a Borrower (collectively referred to as the "Subsidiary Borrowers" or individually referred to as a "Subsidiary Borrower") (hereinafter, the Company, NationsRent and the Subsidiary Borrowers collectively referred to as the "Borrowers" or individually referred to as a "Borrower"), each of the financial institutions identified as Lenders on the signature pages hereto (referred to individually as a "Lender" and collectively, as the "Lenders"), and WACHOVIA BANK, NATIONAL ASSOCIATION ("Wachovia"), as administrative agent (in such capacity, the "Administrative Agent" or the "Agent"). Capitalized terms used herein but not otherwise defined herein shall have the meanings provided in the Credit Agreement.

W I T N E S S E T H

          WHEREAS, a $100,000,000 credit facility has been extended to the Borrowers pursuant to the terms of that certain Amended and Restated Credit Agreement dated as of October 23, 2003, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of December 22, 2003, by that certain Second Amendment to Amended and Restated Credit Agreement and Consent dated as of December 20, 2004 and by that certain Third Amendment dated as of April 21, 2005 (as amended, modified or otherwise supplemented from time to time, the "Credit Agreement"); and

          WHEREAS, the parties hereto have agreed to amend the Credit Agreement as provided herein;

          NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

PART 1
DEFINITIONS

           SUBPART 1.1      Certain Definitions. The following terms used in this Amendment, including its preamble and recitals, have the following meanings:

"Amended Credit Agreement" means the Credit Agreement, as amended hereby and as further amended, ,supplemented or otherwise modified from time to time.

"Fourth Amendment Effective Date" is defined in Subpart 3.1.

           SUBPART 1.2      Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Amended Credit Agreement.

PART 2
AMENDMENT TO CREDIT AGREEMENT

           SUBPART 2.1      Amendment to Credit Agreement. Effective as of the Fourth Amendment Effective Date, the Credit Agreement is hereby amended by (a) deleting the word "and" at the end of clause (xvii) of the definition of "Permitted Liens", (b) deleting the period at the end of clause (xvii) of the definition of "Permitted Liens" and replacing it with a semicolon followed by the word "and" and (c) adding a new clause (xix) of the definition of "Permitted Liens" which reads as follows:

(xix) Liens on amounts held by purchase money or other lenders or deposited in a bank account held by such purchase money or other lenders (including the funds and investments therein), and the proceeds thereof, but only to the extent that such Liens secure Indebtedness permitted under Section 9.2 pursuant to clause (v) of the definition of "Permitted Indebtedness" and such amounts held or deposited in the aggregate, at any one time, do not exceed $5,000,000.

PART 3
CONDITIONS TO EFFECTIVENESS

           SUBPART 3.1      Fourth Amendment Effective Date. This Amendment shall be and become effective as of the date hereof (the "Fourth Amendment Effective Date") when all of the conditions set forth in this Part 3 shall have been satisfied, and thereafter this Amendment shall be known, and may be referred to, as the "Fourth Amendment".

           SUBPART 3.2      Execution of Counterparts of Amendment. The Administrative Agent shall have received counterparts (or other evidence of execution, including telephonic message, satisfactory to the Administrative Agent) of this Agreement, which collectively shall have been duly executed on behalf of each of the parties hereto.

           SUBPART 3.3      Other. The Administrative Agent shall have received such other documents, agreements or information which may be reasonably requested by the Administrative Agent relating to the existence of the Credit Parties, the corporate authority for and the validity of this Amendment and the transactions contemplated hereby, and any other matters relevant hereto, all in form and substance satisfactory to the Agent in its sole good faith discretion.

PART 4
MISCELLANEOUS

           SUBPART 4.1      Representations and Warranties. Each of the Credit Parties hereby represents and warrants that (i) the representations and warranties contained in Article VI of the Amended Credit Agreement are true and correct on and as of the date hereof as though made on and as of the date hereof (except for those representations and warranties which by their terms relate solely to an earlier date) after giving effect to the amendments contained herein, (ii) no Default or Event of Default exists on and as of the date hereof after giving effect to the amendments contained herein, (iii) it has the corporate power and authority to execute and deliver this Amendment and each of the documents executed and delivered in connection herewith and to perform its obligations hereunder and has taken all necessary corporate action to authorize the execution, delivery and performance by it of this Amendment and each of the documents executed and delivered in connection herewith and (iv) it has duly executed and delivered this Amendment and each of the documents executed and delivered in connection herewith, and this Amendment and each of the documents executed and delivered in connection herewith constitutes its legal, valid and binding obligation enforceable in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws affecting the rights of creditors generally or be general principles of equity.

           SUBPART 4.2      Cross-References. References in this Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

           SUBPART 4.3      Instrument Pursuant to Credit Agreement. This Amendment is a Credit Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement (as amended hereby).

           SUBPART 4.4      References in Other Credit Documents. At such time as this Amendment shall become effective pursuant to the terms of Subpart 3.1, all references in the Credit Documents to the "Credit Agreement" shall be deemed to refer to the Amended Credit Agreement.

           SUBPART 4.5      Counterparts/Telecopy. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of executed counterparts of the Amendment by telecopy shall be effective as an original and shall constitute a representation that an original shall be delivered.

           SUBPART 4.6      Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW.

           SUBPART 4.7      Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

           SUBPART 4.8      Continuing Agreements. Except as specifically modified hereby, all of the terms and provisions of the Credit Agreement and the other Credit Documents (and Exhibits and Schedules thereto) shall remain in full force and effect, without modification or limitation, and this Amendment shall not affect, modify or diminish the obligations of the Credit Parties which have accrued prior to the effectiveness of the provisions hereof. This Amendment shall not operate as a consent to any other action or inaction by any Credit Party, or as a waiver or amendment of any right, power, or remedy of any Lender or the Administrative Agent under the Credit Documents nor constitute a consent to any such action or inaction, or a waiver or amendment of any provision contained in any Credit Document except as specifically provided herein.

           SUBPART 4.9      Payment of Fees and Expenses. Each of the Borrowers agrees, jointly and severally, to pay all costs and expenses of the Arrangers and the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and expenses of Mayer, Brown, Rowe & Maw LLP.

           SUBPART 4.10      Approval by Lenders. Each Lender, by delivering its signature page to this Amendment on the Fourth Amendment Effective Date, shall be deemed to have acknowledged receipt of, and consented to and approved, the Amendment, as applicable, on the Fourth Amendment Effective Date.

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          IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWERS:	NATIONSRENT COMPANIES, INC.
NATIONSRENT, INC.
LAS OLAS TWELVE CORPORATION
LAS OLAS FOURTEEN CORPORATION
NRGP, INC.
NATIONSRENT USA, INC.
NATIONSRENT WEST, INC.
LOGAN EQUIPMENT CORP.
NATIONSRENT TRANSPORTATION SERVICES, INC.
BDK EQUIPMENT COMPANY, INC.
NR DELAWARE, INC.
NATIONSRENT DEALER GROUP, LLC

By:               /s/ John C. Scherer
Name:            John C. Scherer
Title:             Vice President & Treasurer

NATIONSRENT OF TEXAS, LP

By: NRGP, Inc., as General Partner

By:               /s/ John C. Scherer
Name:            John C. Scherer
Title: Vice President & Treasurer

AGENT AND LENDERS:	WACHOVIA BANK, NATIONAL ASSOCIATION,
as Administrative Agent and as a Lender

By: /s/ Joseph L. White
Name: Joseph L. White
Title: Director

BANK OF AMERICA, N.A.
(successor to Fleet Capital Corporation)

By: /s/ Mark Herdman
Name: Mark Herdman
Title: Vice President